UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

AMERICAN FINANCIAL GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 11, 2011

AMERICAN FINANCIAL GROUP, INC.

Meeting Information

Meeting Type:	Annual Meeting
For holders as of:	March 15, 2011
Date: May 11, 2011	Time: 11:30 AM EDT

Location:	The Cincinnatian Hotel Second Floor - Filson Room 601 Vine Street Cincinnati, Ohio 45202

AMERICAN FINANCIAL GROUP, INC.
1 EAST FOURTH STREET
CINCINNATI, OH 45202
ATTN: KARL GRAFE
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—   Before You Vote  —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report        2. Notice & Proxy Statement        3. Form 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow  XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow   XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 27, 2011 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items
The Board of Directors recommends you vote
FOR the following:

1.	Election of Directors

Nominees
01 Carl H. Lindner	02 Carl H. Lindner	03 S. Craig Lindner	04 Kenneth C.	05 Theodore H.
06 James E. Evans	07 Terry S. Jacobs	08 Gregory G. Joseph	09 William W. Verity	10 John I. Von Lehman
The Board of Directors
recommends you vote FOR
proposals 2, 3, 4 and 5.

2	Proposal to ratify the Audit Committee’s appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for 2011.	NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

3	Proposal to Approve the Co-CEO Equity Bonus Plan.

4	Proposal to Approve the Annual Senior Executive Bonus Plan.

5	Advisory Vote on Compensation of Named Executive Officers.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

6	Advisory Vote on the Frequency of Future Advisory Votes on Compensation of Named Executive Officers.

The Board of Directors recommends you vote AGAINST proposals 7 and 8.

7	Shareholder Proposal Regarding Employment Matters.

8	Shareholder Proposal Regarding Board Composition.

This is a NOTIFICATION of the:
AMERICAN FINANCIAL GROUP, INC. 2011 Annual Meeting of Shareholders
MEETING DATE: May 11, 2011
RECORD DATE: March 15, 2011
CUSIP NUMBER: 025932104
In connection with the AMERICAN FINANCIAL GROUP, INC. 2011 Annual Meeting of Shareholders, this e-mail describes how to access proxy materials and vote.
GENERAL INFORMATION
Important Notice Regarding the Availability of Proxy Materials
If you received this e-mail, then our records show that you may have consented to receive our proxy materials electronically and to vote over the Internet or by telephone. You may have given this consent
(a) by enrolling at http://www.InvestorDelivery.com,
(b) during a vote at http://proxyvote.com, or
(c) by holding shares in an employee benefit plan.
Please read these instructions carefully.
If you hold AMERICAN FINANCIAL GROUP, INC. shares in multiple accounts, you may receive multiple e-mails showing your various accounts. Each e-mail will include a separate CONTROL NUMBER. We urge you to vote your shares for each account.
CONTROL NUMBER: 012345678901
VOTING OVER THE INTERNET OR BY PHONE
Internet and telephone votes are accepted until 11:59 p.m. Eastern Time on Sunday, May 08, 2011 for shares in employee benefit plans, or Tuesday, May 10, 2011 for all other shares.
You can enter your voting instructions and view the shareholder material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site.
http://www.proxyvote.com/0012345678901
To access ProxyVote.com, you will need the control number identified above and your four digit PIN:

*	If you were enrolled for electronic delivery by AMERICAN FINANCIAL GROUP, INC. as an employee, this PIN is the last four digits of your Social Security number.

*	If you are a shareholder who consented to receive proxy materials electronically, this PIN is the four digit number you selected at the time of your enrollment.

*	If you do not know your PIN, please follow the instructions at http://www.proxyvote.com.
If you wish to vote by telephone, then please call 1-800-690-6903. You will need your control number to vote.

To view the documents below, you may need the Adobe Acrobat Reader. To download the free Adobe Acrobat Reader, click the URL address below:
http://www.adobe.com/products/acrobat/readstep2.html
PROXY MATERIAL

The proxy materials can also be found by clicking the following links:
2011 PROXY STATEMENT
2010 ANNUAL REPORT TO SHAREHOLDERS
ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDING 12/31/2010
TO CHANGE YOUR PROFILE AND/OR RECEIVE HARD COPIES OF PROXY MATERIALS IN THE FUTURE:
If you were enrolled for electronic delivery by AMERICAN FINANCIAL GROUP, INC. as an employee and still wish to receive hard copies of these materials, you may contact AMERICAN FINANCIAL GROUP, INC.’s Investor Relations Department at (513) 579-6739 or e-mail AFGInvestorRelations@gaic.com
If you consented to receive proxy materials electronically through one of the methods described previously in this e-mail, then please follow the instructions in the next paragraph carefully:
If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN. If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is: M012345678901

If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN. If you have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com
This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.